Exhibit 10.4

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

MASTER SERVICES AGREEMENT

This Master Services Agreement (this “Agreement”) is made and entered into as of April 4, 2019 (the “Effective Date”), by and between Bloomberg L.P., a [***] with its principal offices located at [***] (“Bloomberg”), and IDEX ASA, a Norwegian corporation with its principal offices located at Martin Linges vei 25, NO-1364 Fornebu Norway (“Supplier”). Bloomberg and Supplier are sometimes referred to in this Agreement collectively as the “Parties” and singularly as a “Party.”

WHEREAS, Supplier desires to provide certain services (the “Services”) to Bloomberg, and Bloomberg desires to obtain the Services from the Supplier, upon request from time to time, pursuant to the terms and conditions set forth in this Agreement;

WHEREAS, Bloomberg desires to purchase products and services that enable Bloomberg to implement continual improvement in resources conservation and pollution reduction in connection with its environmentally preferable purchasing initiative;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bloomberg and Supplier agree as follows:

1.	DEFINITIONS.

Capitalized terms not otherwise defined in this Agreement are defined herein:

“Bloomberg Confidential Information” shall mean any Confidential Information, as such term is defined in the NDA (as such term is defined below), that Bloomberg furnishes or reveals to Supplier.

“Bloomberg Materials” shall mean property, including, without limitation, Intellectual Property (as defined below), data, information, equipment, supplies and materials provided by Bloomberg or its affiliates.

“Claim” shall mean all actions, suits, liabilities, losses, costs, damages, claims and expenses (including, but not limited to, reasonable attorneys’ fees).

“Confidential Information” shall be given the meaning as such term is defined in the NDA.

“Deliverables” shall mean all tangible or non-tangible ideas, inventions, items, goods, components, discoveries, creations, improvements, concepts, developments, methods, tools, know-how, trade secrets, works of authorship, documentation, templates, processes, techniques, data, programs, reports, Confidential Information and other proprietary knowledge and information, materials, designs, drawings, specifications, plans and other documents of any kind and any Intellectual Property (as defined below) and source and object code whatsoever prepared or created by or on behalf of Supplier, any Personnel (as defined below), third party and/or Bloomberg or its affiliates’ personnel in connection with, pursuant to or resulting from the Services.

“Expenses” shall mean all actual expenses, including travel expenses, reasonably incurred by Supplier, submitted with all applicable receipts and other required documentation, which are approved in advance and in writing by Bloomberg, in accordance with Bloomberg’s Supplier Travel and Expense Policy attached hereto and incorporated herein as Exhibit B.

“Intellectual Property” shall mean patents, petty patents, utility models, trade marks, service marks, database rights, rights in designs, copyrights (whether or not any of the foregoing are registered or capable of being registered) and including all applications and the right to apply for registered protection of the foregoing and all rights and forms of protection of a similar nature or having similar or equivalent effect to any of these which may subsist anywhere in the World, in each case for their full term and together with any renewals or extensions

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

“Key Personnel” shall mean certain Supplier Personnel performing the Services, so designated by the Parties under an SOW as “Key Personnel”.

“NDA” shall mean the executed Confidentiality and Non-Disclosure Agreement, dated [***] between Bloomberg and Supplier’s affiliate IDEX America Inc., stored with Bloomberg at [***], which is hereby incorporated by reference.

“Open Source Materials” shall mean software or related documentation which is licensed or otherwise made available pursuant to terms that directly or indirectly, as a result of its use: (i) creates, or purports to create, obligations for, or a waiver of rights by, Bloomberg with respect to the Deliverables or any derivative work based thereupon; (ii) grants, or purport to grants, to a third Party or the general public any rights to Bloomberg’s or its affiliates’ intellectual property, or proprietary rights in the Deliverables or any derivative work based thereupon, or any immunities from suits or actions in connection therewith; or (iii) requires, or purport to requires, the licensing, disclosure or distribution of source code or executable versions of the Deliverables, any derivative work based thereupon or such Open Source Materials, or of any licensing terms governing or information relating to such Open Source Materials.

“Personal Data” shall mean any information processed by Supplier in connection with the Services that identifies or could reasonably be used to identify or locate a person or a device.

“Personnel” shall mean employees, consultants, contractors, agents or other personnel performing Services on Supplier’s behalf, including any Personnel designated as “Key Personnel” in an SOW.

“Purchase Order” shall mean a purchase order, which is subject to the terms and conditions of this Agreement, issued from time to time by Bloomberg to Supplier specifying the Services to be delivered to Bloomberg.

“SOW” shall mean any mutually agreed upon statement of work executed by the Parties hereunder, each of which will: (a) be in the form of the sample Form of SOW attached hereto as Exhibit A; (b) describe with particularity the Services to be rendered, the term, schedule, deliverables, Key Personnel (as designated in such SOW), and the fees and expenses applicable to provision such Services; and (c) be incorporated into this Agreement. Any reference to SOW(s) in this Agreement shall also be deemed to include any Bloomberg Purchase Order(s) issued and any Services performed pursuant thereto.

“Supplier Confidential Information” shall mean any Confidential Information that Supplier furnishes or reveals to Bloomberg.

“Supplier Materials” shall mean general know-how, materials, tools and other Intellectual Property proprietary to and developed by Supplier prior to the effective date of the corresponding SOW(s), which are used or useable in connection with the providing of products and services by Supplier to other persons, firms and entities.

“Supply Chain” shall mean Supplier’s personnel, sub-contractors, business partners and suppliers, including their personnel.

“Third Party Materials” shall mean materials, including without limitation software, in the Deliverables, developed by neither Bloomberg nor Supplier, as agreed by the Parties and expressly designated as “Third Party Materials,” in the applicable SOW(s).

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

2.	TERM AND TERMINATION.

(a) Term. This Agreement shall commence on the Effective Date and remain in effect until terminated pursuant to this Agreement.

(b) Termination for Cause. Notwithstanding Section 2(a), either Party may terminate this Agreement or any SOW hereunder, immediately, in whole or in part, if the other Party breaches or fails to perform under this Agreement, or any related SOW, in strict accordance with the terms and conditions contained herein. If the default or breach is reasonably capable of cure, the non-breaching party shall give the breaching party written notice and thirty (30) days opportunity to cure.

Breach or failure to perform includes, but is not limited to, any of the following occurrences:

(i)	failure or refusal to perform or deliver the Services described in any SOW in a safe and efficient manner;

(ii)	failure to meet identified completion or delivery dates;

(iii)	failure to comply with or violation of any term, obligation, agreement, covenant, representation or warranty set forth in this Agreement and/or any SOW(s);

(iv)

failure to correct and redeliver any rejected Deliverable(s), or provide a remediation plan in accordance with the procedures set forth herein or in the applicable SOW(s), within the agreed-upon correction period;

(v)

either Party becomes or is deemed to have become insolvent, takes steps for the appointment of an administrator, liquidator, receiver, manager, trustee, nominee or supervisor of it, makes an assignment for the benefit of its creditors or proposes any arrangement, compromise or composition with its creditors generally, or becomes the subject of proceedings under any law relating to bankruptcy, insolvency or the relief of debtors anywhere in the world;

(vi)

Supplier fails to comply in all material respects with all laws, regulations, rules, orders, codes and sound business practices applicable to its performance of Agreement, including, but not limited to, export controls, trade restrictions and financial sanctions adopted by the United Nations Security Council, or those implemented by regulations adopted by the European Union, the United States of America, or any other national or regional body which has jurisdiction over the Parties;

(vii)

an audit reveals a material problem or issue or a material breach of this Agreement by Supplier, its Personnel or its Supply Chain, and Supplier either fails to correct such problem or issue or such problem or issue is not correctable.

(c) Termination for Convenience. Notwithstanding Section 2(a), Bloomberg may terminate this Agreement and/or any SOW(s) at any time for any reason or no reason upon not less than ninety (90) days written notice to Supplier, without any further liability or obligation therefor except as otherwise set forth herein.

(d) Waiver. Termination of this Agreement and/or any SOW(s) by either Party shall not act as a waiver of any breach of this Agreement and/or any SOW(s) and shall not act as a release of either Party from any liability for breach of such Party’s obligations under this Agreement and/or any SOW(s). Neither Party shall be liable to the other for damages of any kind solely as a result of terminating this Agreement and/or any SOW(s) in accordance with its terms, and termination of this Agreement and/or any SOW(s) by a Party shall be without prejudice to any other right or remedy of such Party under this Agreement or applicable law.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(e) Effect of Termination.

(i)	Termination of any SOW shall not terminate this Agreement or any other SOW(s).

(ii)

Upon the termination of this Agreement, all SOW(s) then in effect shall automatically terminate, and Supplier shall immediately cease performing Services under this Agreement and such SOW(s) unless otherwise directed in writing by Bloomberg.

(iii)

Except as otherwise provided in this Section or elsewhere in this Agreement or any SOW (as applicable), each Party’s respective rights and obligations under this Agreement and/or any SOW(s) shall automatically terminate upon the termination of this Agreement.

(iv)

In the event that this Agreement is terminated because Supplier fails to cure a rejected Deliverable, Supplier shall immediately refund to Bloomberg any and all Fees and other amounts paid by Bloomberg to Supplier in connection with the applicable SOW.

(v)

Upon the termination of this Agreement, Bloomberg shall have the option of purchasing the work in progress of the applicable Deliverable(s) for a pro rata amount of the applicable Fees (as defined below) due for the completed Deliverable(s), in which event Supplier shall deliver all such materials and related information to Bloomberg.

(vi)

Unless this Agreement and/or any SOW(s) have been terminated [***], Bloomberg shall pay Supplier compensation due for all undisputed invoices for Services and Deliverables actually rendered up to the effective date of termination of this Agreement and/or the applicable SOW(s), in accordance with Section 3, and such amounts shall be in full satisfaction of any obligation or liability of Bloomberg to Supplier for payments due to Supplier under this Agreement and/or such SOW(s).

3.	FEES, INVOICES AND PAYMENT.

(a) Fees and Expenses.

(i)

The total fees for the Services and Deliverables provided by Supplier (the “Fees”) shall be as set forth in each applicable SOW executed by the Parties hereunder. Supplier shall not invoice Bloomberg for, and Bloomberg shall not owe, Fees for any milestone set forth in a SOW (each, a “Milestone”) prior to full completion and delivery of all Services and Deliverables corresponding to such Milestone and Bloomberg’s acceptance of such Deliverables pursuant to this Agreement and the applicable SOW.

(ii)	For charges in excess of the Fees, Supplier must obtain the prior written approval of Bloomberg, which may be withheld by Bloomberg in its sole discretion.

(iii)

All Expenses shall be incurred in accordance with the Supplier Travel and Expense Policy and be separately invoiced to Bloomberg, upon full completion and delivery of all such Services and related Deliverables and Bloomberg’s acceptance of such Deliverables in accordance with the terms of this Agreement and the applicable SOW(s).

(b) Invoicing and E-Commerce. Where applicable, Supplier agrees to participate in Bloomberg’s electronic invoicing initiatives. Supplier shall transmit and receive invoices, Purchase Orders and other documentation as mutually agreed to by the parties electronically through Bloomberg’s third party e-commerce provider (the “e-Commerce System”), pursuant to the Bloomberg Invoicing and E-Commerce Policy attached hereto and incorporated herein as Exhibit C to this Agreement. Improperly submitted invoices will not be processed by Bloomberg and may lead to a delay in payment. Such delay shall not be deemed a breach by Bloomberg of its payment obligation.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(c) Bloomberg Payment.

(i)	All Fees and Expenses will be payable by Bloomberg within [***] days after Bloomberg’s receipt of an undisputed and properly submitted invoice.

(ii)

Notwithstanding anything to the contrary contained herein, Bloomberg’s payment of Fees and Expenses that are reimbursable pursuant to this Agreement shall be deemed waived by Supplier if Supplier fails to invoice Bloomberg for such Fees or Expenses within [***] days from the date required hereunder.

(iii)	[***]

4.	SUPPLIER OBLIGATIONS.

(a) Services. Supplier shall commence performance of the Services set forth in each SOW on the applicable start date set forth in such SOW. Each SOW shall be subject to all of the terms and conditions contained in this Agreement, shall become binding upon execution by each of the parties hereto and, upon execution, shall be incorporated into this Agreement by reference. Supplier shall also perform, at no extra cost to Bloomberg, all administrative services not specified in a SOW which are necessary to obtain the results consistent with the performance of the Services. Any changes to the Services and/or Deliverables shall be pursuant to the change control procedure set out in the applicable SOW(s).

(b) Delivery. Supplier shall deliver the Deliverables to Bloomberg in accordance with the terms and conditions of this Agreement and the applicable SOW(s). All Deliverables shall be subject to acceptance by Bloomberg in accordance with the procedures set forth in this Agreement and the applicable SOW(s).

(c) Acceptance. Unless otherwise specified in the applicable SOW(s), Bloomberg shall have a period of [***] business days (or other mutually agreeable acceptance period as set forth in a specific SOW) after the delivery and/or installation (as applicable) of all Deliverable(s) corresponding to each Milestone in a particular SOW (the “Acceptance Period”) to review and test such Deliverable(s) and notify Supplier of its rejection of any such Deliverable(s) and will describe to Supplier in reasonable detail why any such Deliverable(s) is not accepted. Supplier shall have opportunity to correct the rejected Deliverable(s) and submit such corrected Deliverable(s) to Bloomberg within [***] business days (or other mutually agreeable correction period as set forth in a specific SOW) after the date of such notice. Bloomberg shall have an additional period of [***] business days (or other mutually agreeable acceptance period as set forth in a specific SOW) after the delivery and/or installation (as applicable) of such corrected Deliverable(s) (the “Additional Acceptance Period”) [***]. If Bloomberg does not provide Supplier with written notice of its rejection of any Deliverable(s) within the applicable Acceptance Period or Additional Acceptance Period, such Deliverable(s) shall be deemed accepted by Bloomberg.

(d) Recycling and Waste Disposal. To the extent that the Services and Deliverables involve work performed at Bloomberg premises, Supplier shall remove and arrange for the recycling or disposal, in accordance with all applicable laws, of all packaging and wastes generated by the delivery or provision of the Services and Deliverables. Supplier agrees that Supplier and not Bloomberg owns such packaging and wastes and Supplier shall use commercially reasonable efforts to recycle as much of the waste as possible. Supplier further agrees that it shall provide Bloomberg a certificate of recycling and other waste disposal documentation upon request.

(e) Material Changes. Supplier shall notify Bloomberg in writing within [***] days after any material change in its financial condition or results or operations, including, but not limited to, a change in control of Supplier.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(f) Quality Control Inspections. If requested by Bloomberg, and at no additional cost to Bloomberg, Supplier shall make quarterly quality control inspections of the operations and activities of the Supplier and its Supply Chain and shall report to Bloomberg its findings and recommendations. At any time, Bloomberg may request Supplier to present copies of Supplier’s programs, policies and/or documentation as to any training provided by Supplier to the Personnel including, but not limited to, any safety-related training.

(g) Business Continuity. Supplier shall provide a disaster recovery/business continuity plan to Bloomberg upon request.

(h) Advertising and Publicity. Supplier shall not refer to or identify Bloomberg or its affiliates, or use Bloomberg’s or its affiliates’ names or marks or any likeness thereof or marks similar thereto, in any marketing, advertising, press releases or public statements without Bloomberg’s prior written consent on a case by case basis, [***] Such written consent [***] shall only be effective if granted by a member of either the legal or public relations departments at Bloomberg.

(i) Bloomberg Materials and Deliverables. Upon request by Bloomberg or expiration or termination of this Agreement, Supplier shall promptly return, destroy or provide, at Bloomberg’s discretion, to Bloomberg all Bloomberg Confidential Information and Bloomberg Materials, including works-in-progress related thereto (including any physical and/or electronic copies thereof), and all documents and materials relating thereto then in the possession or under the control of Supplier or any Personnel, and Supplier shall certify to Bloomberg that it has complied with the foregoing. Upon expiration or termination of this Agreement, Supplier shall promptly provide to Bloomberg any Deliverables, including works-in-progress related thereto, that have been paid for by Bloomberg.

4.1 [***].

(a) [***]

(b) [***]

5.	PERSONNEL.

(a) Personnel Replacement. At any time during the Term, Bloomberg may, in its sole discretion, notify Supplier that Bloomberg wants Supplier to replace particular Supplier Personnel. Upon receipt of such notification, Supplier shall immediately remove such Personnel from the performance of the Services and submit to Bloomberg, for Bloomberg’s consent, which consent shall not be unreasonably withheld, the name and credentials of each individual whom Supplier suggests as a replacement for the individual so removed. Upon receipt of notification from Bloomberg of the acceptability of such proposed replacement, Supplier shall cause such replacement immediately to commence the performance of the Services, or the applicable portion thereof.

(b) Removal. Bloomberg may, in its sole discretion, remove and or limit the access of specified Personnel from its premises at any time.

(c) Key Personnel. Supplier shall assign any Personnel designated as Key Personnel on a full-time basis to provide the Services for the term in the applicable SOW, unless: (i) Bloomberg consents to the reassignment or replacement of such Key Personnel; or (ii) such Key Personnel (A) voluntarily resigns from Supplier, (B) is dismissed by Supplier, (C) is unable to work due to his or her death, injury disability or leave, or (D) is removed from the Bloomberg assignment at the request of Bloomberg. Supplier will use reasonable efforts to give Bloomberg at least [***] calendar days advance notice of a change of each Key Personnel. Supplier shall provide Bloomberg with a copy of replacement Key Personnel’s resume as well as an opportunity to interview such proposed replacement. Supplier shall maintain backup procedures and conduct the replacement procedures for the Key Personnel in such a manner so as to ensure an orderly succession of those individuals in Key Personnel positions. Bloomberg shall not pay any fees for knowledge transfer to any Key Personnel replacement. If a mutually acceptable replacement is not available, Bloomberg may terminate the applicable SOW(s) and any related or dependent SOW(s) without any penalty.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(d) Background Checks. Supplier understands and agrees that all Personnel assigned to provide Services must be in good standing with applicable laws and respective authorities. As a consequence, Supplier understands and agrees that, having regard to Bloomberg’s instructions, briefing and/or criteria from time to time, background checks must be conducted by Supplier on all Personnel prior to commencing any Services hereunder in accordance with and as permitted by applicable law, regulations and code of practices, as part of Supplier’s standard employment background screening practices. Background checks will include, where permissible, at a minimum: (a) criminal records search (subject to applicable law, using all reasonable endeavors to procure the Personnel’s agreement to such check if required); (b) education and professional licenses verification (where applicable); (c) employment verification for a period of no less than [***] years, and up to [***] previous employers; (d) identification verification; and (e) searches of global sanctions and prohibited party lists where permitted by law. Supplier agrees that the results of its screenings shall be handled at the Supplier’s sole discretion and in compliance with all applicable laws. Bloomberg reserves the right to audit Supplier on prior written notice to ensure that it is complying with this provision and that its methodology for conducting the aforementioned background checks is consistent with applicable law, regulations and codes of practice, as well as to request evidence to support that such background checks have been conducted.

(e) Supplier Responsibility for Personnel. Supplier assumes full responsibility, control and total liability, at all times, for the Personnel including, but not limited to, all labor and employment relations and the Personnel’s conduct, attendance (including punctuality), performance and ability to work with Bloomberg staff and authorized third parties. All on-site supervision, if applicable, assignments and evaluations of the Personnel are the sole responsibility of Supplier.

(f) Supplier agrees and confirms that:

(i)

immediately before this Agreement is terminated (for whatever reason), it shall re-assign all Personnel to provide services to its other customers or redeploy all Personnel within its business or dismiss such Personnel who are not re-assigned or redeployed so that no employment of any of the Personnel shall transfer to Bloomberg or any third party nominated by Bloomberg to provide services which are the same as or similar to the Services following termination of this Agreement (“Replacement Supplier”) by operation of the Acquired Rights Directive [***] (the “Directive”) or such local legislation which incorporates the Directive in such jurisdiction as they may be amended or updated throughout the Term; and

(ii)

to the extent that any Personnel or any other person who is or is alleged to be an employee or worker of Supplier (but who is not Personnel) transfers by operation or alleged operation of the Directive to Bloomberg or to any Replacement Supplier, Supplier shall indemnify and keep indemnified Bloomberg and any Replacement Supplier on a full indemnity basis against all claims, liabilities, costs (including legal costs) and damages which Bloomberg or any Replacement Supplier may incur directly or indirectly in connection with the employment or dismissal of any such Personnel or other person.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

Supplier represents, warrants and covenants to Bloomberg and its affiliates that: (i) it has and shall maintain during the Term the proper licenses and rights to perform the Services; (ii) it shall provide the Services in a timely, diligent, professional and workmanlike manner, using all reasonable skill and care to be expected of a service provider akin to the Supplier and in accordance with the highest industry standards; (iii) the Services and the Deliverables (other than Bloomberg Materials and/or Bloomberg Intellectual Property), or any portion thereof, shall not infringe upon or misappropriate or violate the intellectual property rights of any third party; (iv) it shall instruct the Personnel in any safety standards and protocols as provided by

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Bloomberg in writing in advance, or the management of a facility occupied by Bloomberg, and shall procure that the Personnel shall follow such standards and protocols; (v) the Personnel shall have the necessary experience, qualifications, knowledge, competency and skill set necessary to perform the Services pursuant to this Agreement; (vi) the Personnel do not pose any known safety risk to Bloomberg employees, contingent workers, vendors, visitors, clients or to any of their property; (vii) it shall use reasonable efforts to avoid employing any persons or using any labor, or using or having any equipment, or permitting any condition to exist which shall or may cause or be conducive to any labor complaints, troubles, disputes or controversies which interfere or are likely to interfere with the operation of Bloomberg under this Agreement; (viii) it is not aware, and shall promptly notify Bloomberg if it becomes aware or reasonably foresees, that any labor union will claim jurisdiction over any aspect of the Services performed hereunder, and shall provide Bloomberg with information, as requested, with respect to any such claim; (ix) Supplier has adopted non-discrimination and anti-harassment policies that apply to its Personnel and takes all reasonable steps to prevent discrimination and harassment from occurring, and Supplier will (unless prohibited by mandatory laws, including applicable privacy laws) timely notify Bloomberg of any instances where a claim is made against Supplier for discrimination or harassment and/or when Supplier becomes aware of a claim of discrimination or harassment involving a Bloomberg employee; and (x) to the extent practicable and without adversely affecting the quality or results of the Services and Deliverables, it shall seek to use products certified under a widely recognized environmental responsibility and sustainability certification process, subject to Bloomberg’s discretion, for all goods or products used to provide the Services and Deliverables.

7.	COMPLIANCE WITH LAWS AND REGULATIONS.

(a) Supplier Code of Conduct. Supplier is and shall ensure that its Supply Chain is in full compliance with Bloomberg’s Supplier Code of Conduct (the “Code of Conduct”) and all applicable laws, rules and regulations and codes of practice including, but not limited to, all environmental, health and safety and labor and employment (including those addressing discrimination, harassment and retaliation) laws, rules and regulations, and shall remain in compliance during the Term. Supplier acknowledges that compliance with this section is subject to the audit provisions set forth this Agreement and any violation of this section will constitute a material breach of this Agreement. In the event of any violation of the Code of Conduct, Supplier shall immediately ensure the confidentiality and safety of all personnel involved and promptly report and correct the violation(s).

(b) Regulatory Approvals. Supplier shall obtain any necessary regulatory approvals, including but not limited to import or export permits, licenses, or other authorizations required to perform the Services and that neither the Supplier nor any of the Personnel are subject to restrictive sanctions measures including, but not limited to, those imposed by the United Nations, the European Community, the Government of the United Kingdom, or the Government of the United States. Supplier shall immediately inform Bloomberg if it or any of the Supply Chain or Personnel become subject to restrictive sanctions measures or if it has any reasons to suspect that it or any of the Personnel may become subject to restrictive sanctions measures.

(c) Anti-discrimination. Supplier and its Supply Chain shall not discriminate against anyone in regard to employment, training and working conditions on the basis of race, color, creed, religious belief, sex, national origin, ancestry, age, marital status, sexual orientation, gender identity, protected veteran status, physical or mental disability which can be reasonably accommodated, and does not involve undue hardship, and any other classification protected by law. Supplier and its Supply Chain shall not engage in harassment of any type, including, but not limited to, sexual, mental, physical, or verbal harassment.

(d) Health and Safety at Work. Supplier and its Supply Chain have established adequate safety standards and protocols and the Personnel shall follow such standards and protocols in compliance with, where applicable, the Occupational Safety and Health Administration Act (“OSHA”), the Health and Safety at Work Act 1974 (“HASAWA”) and/or any other applicable or replacement laws, relevant rules, guidelines, legislation, regulations or best practices dealing with health and safety at work.

(e) Authorization to Work. Supplier shall ensure that all Personnel are approved and authorized to work in the country in which Services are being delivered, or in any other relevant location, in accordance with all applicable laws, rules and regulations, including but not limited to the United States Citizenship and Immigration Services (“USCIS”) and the Asylum and Immigration Act 1996.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(f) Anti-bribery. Supplier, its Supply Chain, and any director, officer, or employee of Supplier or its Supply Chain shall not knowingly take any action that would result in a violation by such entity or persons of the U.S. Foreign Corrupt Practices Act (“FCPA”), UK Bribery Act of 2010, or applicable anti-bribery laws, in furtherance of performance under this Agreement. Supplier and its Supply Chain have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(g) Conflict Minerals. Supplier shall ensure that no Services and/or Deliverables (including any portion thereof) sold, transferred, delivered or otherwise provided by Supplier to Bloomberg pursuant to this Agreement or otherwise will contain items identified as “conflict minerals” in or pursuant to Section 1502(e)(4) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any applicable amendments thereto. Upon Bloomberg’s request, Supplier shall furnish to Bloomberg any and all due diligence measures undertaken by Supplier to determine said conclusion.

8.	RIGHT TO AUDIT.

(a) Right to Audit. Bloomberg or its designee reserves the right to conduct financial, quality, sustainability or other compliance audits of Supplier and its Supply Chain to ensure their compliance with the Code of Conduct and applicable international standards concerning labor, environmental, health and safety, and other related standards. Supplier agrees to permit, and use best efforts to facilitate with respect to its Supply Chain, Bloomberg, or Bloomberg’s designee, upon written notice (including, without limitation, via facsimile or email) of at least [***] business days to, during regular business hours, access and conduct an inspection of the books, records and documentation of Supplier, its Supply Chain and any and all facilities and/or systems of Supplier and/or any of the Personnel where Bloomberg Confidential Information and/or Deliverables are processed, stored, accessed or viewed. The scope of the audit may include, but is not limited to, inspecting, reviewing, ensuring and/or verifying (i) the quality and accuracy of the Services being performed hereunder and (ii) compliance with this Agreement. Such access by Bloomberg or its designee shall include the right to discuss such books, records and/or documentation with Supplier’s personnel having knowledge of the facilities, systems and document contents and the right to copy such documentation (subject to confidentiality restrictions pursuant to the NDA).

(b) Audit Expenses. Audits conducted pursuant to this section shall be at Bloomberg’s expense, unless such audit reveals a material problem or issue or a material breach of this Agreement by Supplier, its Personnel or its Supply Chain, in which case Supplier shall remit to Bloomberg payment for reasonable and documented expenses incurred to conduct such audit (in no event later than [***] days after receiving notice of such expenses).

9.	CONFIDENTIAL INFORMATION.

(a) Non-Disclosure. Both Parties agree to be governed by the terms and conditions of the NDA. For the avoidance of doubt, Supplier agrees that any references to “Recipient” in the NDA shall be read to also include Supplier as if it were an original party to the NDA, and Supplier shall ensure compliance with, and will be liable to Bloomberg in the event of any breach of the terms and conditions of the NDA by any Supplier affiliate to the same extent as if such breach were committed by Supplier. In the event of a conflict between the terms and conditions of this Agreement and the NDA, the terms and conditions of the NDA shall prevail except as otherwise specifically set forth in this Agreement. Supplier agrees that it shall not provide, or take any actions which would require Bloomberg to provide, any of Bloomberg’s or its affiliates’ proprietary source code to any third party [***]. Supplier shall not combine Bloomberg Confidential Information with any other information in its possession, including information obtained from third party sources and information it has previously collected.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(b) Processing Bloomberg Confidential Information; Improper Disclosure. Supplier shall, consistent with applicable industry standards and at its cost, implement and maintain appropriate administrative, technical, organizational, and physical measures against improper, unauthorized, or unlawful processing of Bloomberg Confidential Information and against accidental loss or destruction of, or damage to, such Bloomberg Confidential Information. Supplier shall only process Bloomberg Confidential Information in accordance with the instructions of Bloomberg and only collect, use and disclose such Bloomberg Confidential Information for the purpose of providing the Services and consistent with this Agreement. Supplier shall ensure that all Personnel who process Bloomberg Confidential Information are subject to binding written contractual obligations containing materially the same obligations with respect to confidentiality and data protection to those set out in this Agreement. In the event of any improper, unauthorized, or unlawful access to, use of, disclosure of, or any other compromise of Bloomberg Confidential Information or other material cause for reasonable concern about security as related to the Services during the Term (a “Security Incident”), Supplier shall immediately notify Bloomberg by email to [***]. In addition to any rights or remedies in this Agreement, in the event of a Security Incident, Bloomberg may immediately terminate the Agreement or the affected Services without liability upon notice to Supplier. Notwithstanding anything else in this Agreement, Supplier shall be responsible for all costs related to or arising from any Security Incident to the extent such Security Incident is caused or contributed to by Supplier.

(c) Personal Data. Personal Data processed by Supplier in connection with the Services shall be deemed to be Bloomberg Confidential Information, and shall be subject to the terms of the NDA in all respects. Notwithstanding anything to the contrary in the NDA, Supplier shall be bound by the NDA with respect to all Personal Data even if such information is or becomes publicly available.

(d) To the extent that Supplier processes Personal Data on behalf of Bloomberg or its affiliates, Supplier represents, warrants and covenants to Bloomberg and its affiliates that:

(i)

Supplier is in compliance, and shall remain in compliance during the Term, with all applicable data protection, privacy and data security laws, regulations, guidelines and industry standards (“Data Protection Laws”);

(ii)	Supplier will not transfer or make available any Personal Data to any third party or outside the jurisdiction where Supplier performs the Service without the prior written consent of Bloomberg;

(iii)

Supplier shall provide reasonable assistance to Bloomberg to enable Bloomberg to comply with its obligations under applicable Data Protection Laws including with respect to data protection impact assessments, prior consultation with and notifications to the relevant Supervisory Authority;

(iv)

Supplier shall maintain written records of all categories of processing activities carried out on behalf of Bloomberg and make such written records available to, and allow for and contribute to audits by, Bloomberg upon reasonable request;

(v)	Supplier shall refer all data subject requests it receives to Bloomberg within 5 days of receipt of the request and provide all assistance as Bloomberg reasonably requires to respond to the request;

(vi)

Supplier shall, consistent with applicable industry standards and at its cost and expense, implement and maintain appropriate administrative, technical, organizational, and physical measures against improper, unauthorized, or unlawful processing of Personal Data and against accidental loss or destruction of, or damage to, such Personal Data;

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(vii)

Supplier shall not engage any sub-processor for carrying out any processing activities in respect of the Personal Data without Bloomberg’s prior written authorization (such authorization not to be unreasonably withheld, conditioned or delayed), and where authorization is received, such sub-processor shall be engaged under a written sub-processing contract containing materially the same obligations to those set out in this Agreement;

(viii)	Supplier shall immediately notify and provide details to Bloomberg of any Security Incident affecting Personal Data in accordance with the process set out in this Agreement; and

(ix)

Supplier shall delete or return to Bloomberg Personal Data (in the case of return, in such form as Bloomberg reasonably requests) at such time that the Personal Data is no longer reasonably required to perform the Services or upon written request from Bloomberg. Personal Data shall not be retained in any manner whatsoever beyond the expiration or termination of this Agreement, except as required by law or unless otherwise instructed by Bloomberg.

10.	TITLE TO PROPERTY AND INFORMATION.

(a) Title to Bloomberg Materials and the Supplier Materials. All right, title and interest in and to the Bloomberg Materials shall remain at all times vested in Bloomberg or its affiliates, and nothing contained herein shall be deemed in any way to transfer any ownership or other interest therein to Supplier. All right, title and interest in and to the Supplier Materials shall remain at all times vested in Supplier or its affiliates, and nothing contained herein shall be deemed in any way to transfer any ownership or other interest therein to Bloomberg.

(b) [***]

(c) Use of Supplier Materials and Bloomberg Materials. Notwithstanding the above, each party acknowledges that the Deliverables may contain Supplier Materials and/or Bloomberg Materials. Any licenses to Supplier Materials and Bloomberg Materials will be specified in the applicable SOW.

(d) Third Party Materials. In the event that Supplier incorporates or uses any Third Party Materials, including without limitation software, in the Deliverables, Supplier shall secure for itself all the necessary licenses to develop the Deliverables. The SOW shall specify to which extent [***] use the Third Party Materials in conjunction with the Deliverables. Bloomberg shall [***] the Bloomberg Materials.

(e) Open Source Materials. Except upon prior written consent of Bloomberg and then upon specific identification in the applicable SOW, in no event shall Supplier use any Open Source Materials in the creation or development of any Deliverables or include, incorporate, combine or commingle any Open Source Materials in or with any Deliverables.

(f) Restrictions. Except as expressly provided in this Section, the Deliverables shall not incorporate or require the use of any Third Party Materials, Supplier Materials or Open Source Materials. Supplier shall inform the Personnel, in writing, of the restrictions on the use of Third Party Materials, Supplier Materials and Open Source Materials set forth herein.

(g) Bloomberg’s Limitation on Obligation. Nothing herein shall be construed to obligate Bloomberg to use any Deliverables. For the avoidance of doubt, Bloomberg shall not be obligated to enter into further agreements with Supplier, including any agreements in connection with the Deliverables, and shall have the right to use the Deliverables as set out in the applicable SOW.

(h) [***]

(i) Assignment of [***]. If applicable, any assignment of [***] will be regulated in the SOW.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

11.	RISK OF LOSS AND INSURANCE.

(a) Supplier Liability. [***] Supplier shall be liable for any loss, theft, damage or destruction suffered by Bloomberg or its affiliates resulting from the acts or omissions (whether innocent, negligent, reckless, willful or otherwise) of Supplier and/or any Personnel.

(b) Insurance. Supplier shall maintain, at its own expense, in full force and effect during the Term of this Agreement, a minimum of: [***] in comprehensive general liability insurance (each occurrence) and a minimum of [***] in comprehensive general liability insurance (aggregate); workers’ compensation, as required by the local jurisdiction having authority; a minimum of [***] in employers’ liability (each accident) and a minimum of [***] in employer’s liability (each employee); a minimum of [***] in excess liability (each occurrence) and a minimum of [***] in excess liability (aggregate).

Supplier shall supply Bloomberg with certificates evidencing the coverage required above and the designation of Bloomberg, its agents, affiliates and employees as additional insured. Supplier must notify Bloomberg immediately upon any termination or reduction in insurance coverage without limiting Supplier’s other obligations under this Section. All other required local, city and national insurance, permits, certificates or disability and unemployment benefits shall also be secured and maintained by Supplier during the Term of this Agreement so as to ensure Supplier complies with its obligations contained in this Agreement and/or any SOW(s). Supplier hereby represents and warrants to Bloomberg that, where applicable, its insurance coverage contains and shall continue to contain throughout the period mentioned above an indemnity to principals clause under which Bloomberg will be covered and entitled to claim for any liability incurred by Supplier under this Agreement or SOW(s) as applicable.

12.	INDEMNITY.

(a) Indemnity from Claim(s). Notwithstanding anything contained herein, Supplier shall indemnify, defend and hold Bloomberg, its general partner, affiliates, employees, independent contractors, consultants, officers, directors, workers and agents harmless from all Claims arising from or in connection with: (i) the provision of the Services by Supplier and/or any Personnel; (ii) any act or omission of Supplier and/or any Personnel; (iii) any material or persistent breach of this Agreement, or any breach of any representation or warranty set forth herein, by Supplier and/or any Personnel; (iv) any Claims raised by the Personnel themselves or on behalf of any Personnel by governmental agencies or any authorized representative of the Personnel; (v) any Claim alleging that the Services and/or Deliverables or any portion thereof infringe upon or misappropriate or violate the patents, copyrights, trademarks, trade secrets, database or any other intellectual property rights or the rights of publicity or privacy or other proprietary rights of any third party [***]; and (vi) the employment or any terms of employment (including the termination of employment) of any Personnel by Supplier.

(b) Notice of Claim(s). Bloomberg shall: (i) give Supplier prompt written notice of any such Claim, including appeals and negotiation, upon becoming aware of the same; (ii) give Supplier sole control over the defense and settlement of the claim (provided Bloomberg shall have approval rights over any settlement); (iii) have the right to participate with its own counsel at its own expense and the right to assume control of such defense at any time in the event Supplier fails to defend the Claim; (iii) provide such assistance in the defense of the claim, at Supplier’s expense, as Supplier may reasonably request; and (iv) comply with any settlement or court order made in connection with the claim (e.g., relating to the future use of any infringing deliverable), subject to Bloomberg’s reasonable approval [***].

(c) Deliverables. Where a Claim arises under Section 12(a)(v), Supplier agrees, at its sole expense, to: (i) procure for Bloomberg and its affiliates the right to continue to use the infringing Deliverables or portion thereof; (ii) replace the infringing Deliverables or portion thereof with non-infringing, but functionally equivalent, items; (iii) suitably modify the infringing Deliverables or portion thereof so that they are no longer infringing but still comply with the terms and conditions of this Agreement and the applicable SOW(s); or (iv) without prejudice to the rights granted to Bloomberg under the foregoing indemnity, if none of the foregoing options is reasonably available, accept return of the infringing Deliverables and refund any and all Fees and other amounts paid by Bloomberg to Supplier [***] in connection with the affected SOW(s).

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

13. [***].

(a) [***]

(b) [***]

14.	MISCELLANEOUS.

(a) Relationship of the Parties. Supplier shall provide the Services pursuant to this Agreement on a professional basis as an independent contractor and shall not for any purpose be deemed an agent or employee of Bloomberg. This Agreement does not create a partnership, joint venture, agency or co-employer relationship between the parties. Neither Party shall have any power to obligate or bind the other Party in any manner whatsoever. Nothing contained in this Agreement shall be construed as creating the relationship of employer and employee between Bloomberg and the Personnel or granting to Supplier or any of its Personnel any rights under any employee benefit plan, policies or procedures of Bloomberg.

(b) More Favorable Provisions. Supplier agrees that it shall afford to Bloomberg and its affiliates the benefit of any contractual provisions extended to another party for services similar to those provided to Bloomberg on terms no less favorable than those benefiting Bloomberg under this Agreement and/or any SOW, including, but not limited to, the Fees for the Services.

(c) Amendment and Waiver. No modification, amendment, extension, renewal, rescission, termination or waiver of any of the provisions contained herein, or any future representation, promise or condition in connection with the subject matter hereof shall be binding upon either Party unless in writing and signed by an authorized person for each of the Parties hereto. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. No term or provision herein shall be deemed waived and no breach consented to, unless such waiver and consent shall be express and in writing and signed by the Party in interest. Any such waiver and consent shall not constitute a waiver and consent to any other or subsequent breach.

(d) Affiliates; Right to Assign. Notwithstanding anything to the contrary in this Agreement, [***]. Supplier acknowledges and agrees that Bloomberg may assign or delegate certain of its responsibilities, obligations and duties under or in connection with this Agreement, in whole or in part, to a third party or any affiliate of Bloomberg, which may discharge those responsibilities, obligations and duties on behalf of Bloomberg. Bloomberg’s assignee shall be solely liable for any default or breach of this Agreement that arises or occurs on or after the effective date of the assignment and Bloomberg shall remain liable for any default or breach of this Agreement that arises prior to the effective date of the assignment during the period it was bound by this Agreement. This Agreement shall inure to the benefit of and be binding upon Bloomberg’s affiliates and assignees.

(e) Supplier Assignment and Subcontracting. Supplier may not assign or delegate its rights or duties under this Agreement without the prior written consent of Bloomberg [***] Any attempted assignment [***] in contravention of the foregoing restriction shall be void and of no effect. This Agreement shall inure to the benefit of and be binding upon Supplier and its permitted successors and assigns. [***] Supplier shall not utilize subcontractors in the performance of its obligations hereunder without Bloomberg’s prior written consent. Bloomberg may revoke any consent at any time upon written notice to Supplier. Any subcontractors shall agree to be bound by the provisions of this Agreement to the same extent as Supplier. Without notifying Supplier, Bloomberg may contact such subcontractors directly at any time for inspection, payment, quality assurance or any other purpose. In such case, the amounts owed to Supplier under this Agreement shall be deemed reduced corresponding to the amounts paid to such subcontractors by Bloomberg. Notwithstanding the use of subcontractors, Supplier shall remain liable for the performance of its obligations and responsibilities hereunder, including any warranties provided herein.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(f) Rights and Remedies. The remedies reserved to Bloomberg (or its affiliates) and Supplier herein shall be cumulative and in addition to all other or further remedies provided by law. Any specific rights or remedies conferred on the parties under this Agreement are in addition to and without prejudice to all other rights and remedies which any such party may have available to it against the other or otherwise.

(g) Force Majeure. Neither Party shall be deemed to have defaulted, failed or delayed to perform hereunder if that Party’s inability to perform or default shall have been caused by an event or events beyond the control and without the fault of that Party, including, but not limited to, acts of government, embargoes, wars, acts of war (whether war is declared or not), fire, flood, earthquakes, explosions, acts of God or a public enemy, terrorism, vandalism, commotion, strikes, lockouts, labor disputes or civil riots. If such contingency occurs, written notice of the onset of the contingency shall be given by the Party unable to perform. The Party unable to perform who is relying upon this section shall not be able to so rely on it, or obtain the benefit intended by it, until the written notice of the contingency has been received by the other Party. So long as any contingency continues, the affected Party will use all best efforts to eliminate such conditions and will keep the other Party fully informed at all times concerning the matters causing such delay or default and the prospects for their resolution. In the event the contingency continues for a period of more than [***] days from the time the notice of the onset of contingency is received, the other Party, upon [***] days written notice to the other Party, may terminate this Agreement and or the affected SOW in whole or in part, with respect to the Services not already delivered or performed.

(h) Headings and Interpretation. The headings of sections and paragraphs herein are included for convenience of reference only and shall not control the meaning or interpretation of any of the provisions of this Agreement. Where the words “includes”, “including”, and variations thereof, are used in this Agreement, it shall mean “includes (or including) without limitation”.

(i) Governing Law [***]. The validity, construction and performance of this Agreement shall be governed by the laws of the United States of America and the State of New York, without giving effect to the choice of law provisions thereof. Any Claim, legal action, suit or proceeding arising out of or relating to this Agreement or the breach thereof shall be [***].

(j) Entire Agreement. This Agreement, including all attached exhibits and all SOW(s) executed by the Parties hereunder, constitutes the entire understanding between Bloomberg and Supplier with respect to the subject matter hereof and shall supersede all prior arrangements on such subject matter, whether made orally or in writing. All capitalized terms not defined in any exhibit attached hereto or any SOW executed hereunder shall have the definitions given to them in this Agreement. Notwithstanding anything to the contrary in this Agreement or in any exhibit attached hereto or any SOW executed hereunder, the parties expressly agree that in the event of a conflict, inconsistency or ambiguity between the terms and conditions of this Agreement and any SOW, the terms and conditions of this Agreement shall govern and control unless such SOW expressly indicates otherwise, and then only with respect to such SOW and not any other SOW. This Agreement may not be amended except by written instrument executed by authorized representatives of both Supplier and Bloomberg. Supplier acknowledges that Bloomberg’s general personnel are not authorized to amend or supersede this Agreement or any SOW and only authorized signatories are empowered to so amend or supersede, or to so bind, Bloomberg to any amendment or change order.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

(k) Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be delivered personally, sent by registered or certified mail (postage prepaid, return receipt requested), or sent by overnight courier. Where sent by mail, such notices shall also be sent by electronic mail. All notices shall be addressed as follows:

If to Bloomberg: Procurement Operations Bloomberg L.P. [***] E-mail: [***]	If to Supplier: IDEX America Inc., 187 Ballardvale Street Suite B211 Wilmington, MA 01887 Attn: [***] Email: [***]

with a copy to: Legal Department Bloomberg L.P. [***] E-mail: [***]	With a copy to: IDEX ASA Matrin Linges vei 25 NO-1364 Fornebu Norway

(l) Counterparts and Electronic Signature. This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which, when taken together, shall constitute one and the same instrument. This Agreement may be executed by way of facsimile, email or electronic signature, and if so, shall be considered an original.

(m) Severability. If any term or provision of this Agreement or the application thereof shall to any extent be held invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision hereof shall be valid and enforced to the fullest extent permitted by law. If any term or provision of this Agreement is so found to be invalid or unenforceable but would be valid or enforceable if some part of the term or provision were amended or deleted, the term or provision in question shall apply with such modification(s) as may be necessary to make it valid.

(n) Survival. Notwithstanding the foregoing, all terms, obligations, and provisions of this Agreement that contemplate obligation or performance subsequent to the termination of this Agreement, including but not limited to sections 1, 2(d), 2(e), 6, 7, 9, 10 (but not 10(g)), 11(a), 12, 13, and 14 shall survive the termination of this Agreement for any reason.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

IDEX ASA		BLOOMBERG L.P.
By: [***]

By:	/s/ [***]	By:	/s/ [***]
	Name: [***] Title: Chief Executive Officer Date: 4 April 2019		Name: [***] Title: Authorized Signatory Date: 4/29/2019 | 10:52:29 AM EDT

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

EXHIBIT A

STATEMENT OF WORK No. 1

This STATEMENT OF WORK (“SOW”) is made as of this 4th day of April 2019 (“SOW Effective Date”) between IDEX ASA, a corporation with offices at Martin Linges vei 25, NO-1364 Fornebu, Norway (“IDEX”), and Bloomberg LP, a company with offices at [***] (“Bloomberg”).

RECITALS

I. In furtherance to the Master Service Agreement entered into by the parties on (4 April 2019) (the “MSA”) in connection with custom security architecture engineering development under which IDEX has been engaged to provide custom security features integrated within IDEX’s commercial product for Bloomberg, the parties have agreed to this SOW.

II. Bloomberg desires IDEX to provide certain Services and Deliverables to Bloomberg and IDEX desires to provide such services and deliverables pursuant to this SOW.

TERMS	AND CONDITIONS

The	parties agree as follows:

1. Description of the Deliverables and Services to be provided: as set forth in the project description attached hereto in Appendix A (the “Project Description”).

2. Milestones for delivery and payments: as set forth in the Project Description.

3. Commercial Terms: as set forth in the Project Description.

4. Intellectual Property Rights: as set forth in the Project Description.

5. The contact persons for each of the parties regarding this SOW and their contact information are:

For Bloomberg:	[***]

For IDEX:	Art Stewart [***] [***]

6. The term of this SOW shall be effective as of the Effective Date set forth above and shall continue for thirty-six months thereafter unless otherwise extended upon mutual agreement by the parties (the “Term”).

7. Press release: Bloomberg [***] and [***] IDEX [***] not to publish any article or advertisement relating to this SOW and the MSA and/or any other information in connection with its business with the other party without the prior written consent of the other party.

8. This SOW (including any attachment to this SOW) may not be modified or amended except by an instrument in writing signed by duly authorized representatives of the parties hereto. This SOW may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

IN WITNESS WHEREOF, the parties have executed this SOW as of the SOW Effective Date.

IDEX ASA		BLOOMBERG L.P.
By: [***]

By:	/s/ [***]	By:	/s/ [***]
	Name: [***] Title: Chief Executive Officer Date: 4 April 2019		Name: [***] Title: Authorized Signatory Date: 4/29/2019 | 10:52:29 AM EDT

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

APPENDIX A

Project Description

[***] Architecture for [***]

1.	Objective:

The objective of this SOW is to create an [***] Architecture (as defined below), suitable for integration into IDEX’s [***] sensor [***] and future IDEX roadmap products, that enables [***] sensor (defined below) and an external [***] (defined below) that can be securely executed within a [***] manufacturing environment. The augmented security architecture is to be implemented in [***] by IDEX’s development team and integrated within IDEX’s [***] sensor [***].

The final product will be [***] Sensor having passed acceptance testing by Bloomberg and conforming to specifications in the agreed upon final version of the “Requirements Definition and High Level Protocol Design” document, which final product will be consisting of an [***] sensor including firmware modified to support the [***] architecture.

The [***] Sensor will be offered by Bloomberg as part of its products, including but not limited to, [***] (the “Bloomberg Products”). [***].

Targeted launch date of Bloomberg Products: [***].

2.	Definitions:

“Deliverables” shall for purposes of this SOW have the meaning set out in section 3.1 below in this SOW.

“Bloomberg Materials” shall for purposes of this SOW have the meaning set out in section 4 below in this SOW.

The following definitions are used in this SOW:

“IDEX [***] Implementation” means the changes made to the existing firmware of the existing [***], or future IDEX products, to support the [***] Architecture.

“[***]” means the [***] sensor specified by attached datasheet.

“[***]” means an [***] sensor modified with the IDEX [***] Implementation to support the [***] Architecture.

“[***] Architecture” shall mean the protocol defined by the signed-off version of the “[***] Architecture” specification.

“MSA” means the Master Service Agreement between IDEX and Bloomberg dated 4 April 2019, under which this SOW is implemented.

[***]

“Kickoff and Requirements Development Workshop” means the technical interchange meeting between Bloomberg and IDEX engineering whose result has thoroughly defined and agreed to all requirements as defined in the updated ‘Requirements Definition and High Level Protocol Design’ and the implementation plan associated with those requirements.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

“Specification signoff” means the agreement by Bloomberg of the detailed product specification at the culmination of the planned specification review.

“Alpha Release” means the first instantiation and delivery of the [***] Sensor following IDEX development, verification and integration.

“Final verification and release” means the final phased delivery of samples of the [***] Sensor having gone through Alpha and Beta development, verification and integration and final bug fixes and verification.

“[***]” means the libraries for the IDEX [***] Kit [***], used for capturing [***] images from IDEX [***] sensors.

“Modified [***]” means the changes made to the [***] of the existing [***] sensor, or future IDEX products, to support the [***] Architecture.

3.	Deliverables:

IDEX shall provide certain deliverables under this SOW as further described below.

3.1 Deliverables

IDEX shall deliver the following (collectively defined as the “Deliverables”):

a.	Customer Program Plan and Plan Execution

•	SW Specification Development and Review

•	Production Process Development and Specification

•	SW Design and Prototyping

•	SW/FW Development and Release Plan

•	Verification and Testing Plan

•	Final Bug Fixing and Verification

b.	Development Status Reports and Bloomberg Review and Test Opportunities

•	Weekly / Monthly reports on development status

•	Review and testing event opportunities throughout development cycle

c.	IDEX [***] (incorporated into the [***] Sensor)

d.	Samples of the [***] Sensor having gone through Alpha and Beta development, verification and integration and final bug fixes and Final verification and release

4.	Bloomberg Materials:

Bloomberg shall deliver the following (collectively defined as the “Bloomberg Materials”):

a.	[***]

b.	[***]

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

c.	[***]

d.	[***]

e.	[***]

f.	[***]

5. Bloomberg Obligations

a.	[***]

b.	[***]

c.	[***]

6.	Timeline/milestones for Deliverables:

IDEX’s Program Plan will set out the timeline and milestones.

7.	Change Control Procedure (changes to Deliverables, timelines/milestones etc.):

Unless otherwise provided herein, all proposed changes, additions or modifications by either party to the Deliverables, including all proposals by Bloomberg for additional Services and/or Deliverables (such changes, additions, modifications and additional Services and/or Deliverables, collectively, “Changes”) shall be subject to the formal change control process set forth in this Section 7 (the “Change Control Procedure”). The party seeking a Change will document the proposed Change in writing, deliver such writing to the other party, and specify a desired implementation date. The party receiving the proposal for a Change shall evaluate the proposed change in good faith. No Change shall be effective unless and until the parties in their own discretion, mutually agree on the Changes and reflect such agreed upon Changes on an amended Appendix A which shall include the following information, as applicable: (i) the date and term of effectiveness of the Changes, (ii) a description of the Changes, (iii) the applicable Charges, if any, for such Changes, and (iv) any additional provisions applicable to the Changes that are not otherwise set forth in this SOW or in the MSA or that are exceptions to the provisions set forth in this SOW or the MSA. An amended Appendix A reflecting Changes made pursuant to this Section 7 shall become effective only when executed in writing by each of the parties.

8.	Commercial Terms:

The parties shall agree the following commercial terms:

8.1 NRE Payments totaling [***] and payable to IDEX upon completion and Acceptance of the following milestones (definitions included in section 2 above):

a.	Kickoff and requirements development workshop	[***]
b.	Specification Sign Off	[***]
c.	Delivery of the Alpha Release	[***]
d.	Acceptance of the Final verification and release	[***]

8.2 Complete [***] sensor product pricing: [***]

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

8.3 Upon acceptance by Bloomberg of the Final verification and release of the [***] sensor, Bloomberg agrees to purchase a minimum of [***] of the [***] sensor (Deliverable) at the above price prior to transitioning to standard pricing. Such purchase(s) shall be governed by the terms and conditions of a fully executed Manufacturer Purchase Agreement to be negotiated at a later date by the Parties.

9. [***]

9.1 [***]

9.2 [***]

9.3 [***]

9.4 [***]

9.5 [***]

9.6 [***]

9.7 [***]

10.	Third Party Materials

Bloomberg and IDEX have agreed that the [***] Architecture will incorporate [***] protocols that are available under a commercial license (for example, from suppliers such as [***]) or under an Open Source license (for example, from [***] under an [***] license).

IDEX has obtained a commercial license to [***] for the necessary [***] protocols when used within the [***] sensor in the Bloomberg Products. [***]

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit B

SUPPLIER TRAVEL AND EXPENSE POLICY

This policy is designed to provide Suppliers, contractors and consultants with Bloomberg’s Expense reimbursement requirements.

General	Requirements

•	[***]

Flights

•	[***]

Rail

•	[***]

Ground	Transportation

•	[***]

Car	Rental and Personal Car Usage/Mileage Reimbursement

•	[***]

Hotels

•	[***]

Meals

•	[***]

* This policy is subject to change at any time at Bloomberg’s sole discretion. For questions, please refer to your Bloomberg contact.

Certain information in this document, marked by brackets and asterisks, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit C

BLOOMBERG INVOICING AND E-COMMERCE POLICY

This policy is designed to streamline the Parties’ transaction processing by providing Supplier with instructions and requirements [***].

Supplier Registration [***]

[***]

Invoicing

[***]

Any invoice must be in the following required format and contain the indicated required information in order to help reduce delays in processing:

[***]

[***]

Improperly submitted invoices will not be processed by Bloomberg and may result in a delay in payment. Supplier shall not invoice Bloomberg until after Bloomberg’s acceptance of any Deliverables pursuant to the Agreement.

Electronic Invoicing [***]

[***]

Payment

[***]

* This policy is subject to change at any time at Bloomberg’s sole discretion. For questions, please refer to your Bloomberg contact.